EXHIBIT 10.1
                                                                  ------------

                        EXECUTIVE EMPLOYMENT DESCRIPTION
                        --------------------------------


ARTHUR K. GUYTON, PH.D.
-----------------------

The Company, pursuant to an employment arrangement, hired Dr. Guyton as Vice President of Special Projects on August 17, 2001, subject to a 90 day probationary period, for an annual salary of $105,000. In connection with his employment arrangement, Dr. Guyton is to receive, subject to satisfactory performance during the time periods described below, restricted common stock in accordance with the following schedule:

                             Period           Shares
                      --------------------    ------
                      08/17/01 to 11/30/01    25,000
                      12/01/01 to 02/28/02    25,000
                      03/01/02 to 05/31/02    25,000
                      06/01/02 to 08/31/02    25,000
                      09/01/02 to 11/30/02    25,000
                      12/01/02 to 02/28/03    25,000






























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